UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 5, 2024, the Nasdaq Stock Market LLC (“Nasdaq”) notified Motorsport Games Inc. (the “Company”) that, based on Nasdaq’s review of the Company and the materials submitted by the Company to Nasdaq, Nasdaq’s staff has determined to grant the Company an extension to regain compliance with Nasdaq’s minimum $2,500,000 stockholders’ equity requirement set forth in Listing Rule 5550(b)(1) (the “NCM Equity Rule”), until May 15, 2024, subject to the Company’s regaining and evidencing compliance with the NCM Equity Rule by such date.

The deficiency with respect to the Company’s compliance with the NCM Equity Rule was disclosed in the Company’s Current Report on Form 8-K filed by the Company on November 22, 2023. In the event the Company does not regain and evidence compliance with the NCM Equity Rule by May 15, 2024, Nasdaq’s staff will provide written notification to the Company that its securities may be subject to delisting. Further, if the Company fails to evidence compliance upon filing its periodic report for June 30, 2024, with the SEC and Nasdaq the Company may be subject to delisting. At that time, the Company may appeal Nasdaq’s staff’s determination to a Listing Qualifications Panel.

The Company plans to regain and evidence compliance with the NCM Equity Rule prior to May 15, 2024. To regain compliance with Nasdaq’s minimum $2,500,000 stockholders’ equity requirement threshold, the Company plans to negotiate and implement equity financing transactions and negotiate reductions of its licensing liabilities; provided that there can be no assurances that such financing transactions and reductions of its licensing liabilities will be consummated or that they will achieve their intended effects.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward looking statements. Forward-looking statements include, but are not limited to: (i) statements concerning the Company’s intent to regain and/or evidence compliance with the NCM Equity Rule prior to May 15, 2024; and (ii) the Company’s plans to negotiate and implement available options to regain compliance with the NCM Equity Rule, such as potential equity financing arrangements or similar transactions and/or reductions of its licensing liabilities. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company’s control and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the Company’s ability to obtain equity financing arrangements or similar transactions and/or negotiate reductions of its licensing liabilities; (ii) submit evidence of compliance to Nasdaq in a timely manner; and Nasdaq’s acceptance of such evidence of compliance; or (iii) the Company’s ability to otherwise maintain compliance with any other continued listing requirement of The Nasdaq Capital Market. Additional information regarding risks and uncertainties associated with the Company’s business and a discussion of some of the factors that may cause actual results to differ materially from the results expressed or implied by such forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q filed with the SEC during 2023, as well as in its subsequent filings with the SEC. These forward-looking statements are based on information as of the date hereof, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: February 6, 2024	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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